UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): August 9, 2017

INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

2201 4th Avenue North, Birmingham, Alabama 35203
(Address of Principal Executive Offices) (Zip Code)

(205) 870-4000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 10, 2017, Infinity Property and Casualty Corporation’s (the “Company”) entered into amendments (each an “Amendment 1”) to each of the employment agreements between it and James R. Gober, Glen N. Godwin, and Samuel J. Simon (the “Employment Agreements”), dated September 11, 2014, and filed as Exhibits 10.1, 10.2, and 10.4, respectively, to the Registrant’s Current Report on Form 8-K on September 17, 2014.
The changes to the Employment Agreements resulting from Amendment 1 are summarized below, which summary is qualified in its entirety by the full text of each Amendment No. 1 to the Employment Agreements for Messrs. Gober, Godwin, and Simon, filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Form 8-K and incorporated by reference as if fully set forth herein:

•	Section 1.1 was amended to extend the term of the Employment Agreements for Messrs. Godwin and Simon until November 10, 2017, and for Mr. Gober until February 28, 2018.

•	Section 1.2 was amended to reflect the current titles for Messrs. Gober, Godwin, and Simon, which are Executive Chairman, Chief Executive Officer, and President and General Counsel, respectively.

•
Sections 1.2, 3.1(b), and 5.7 of Mr. Godwin’s Employment Agreement was amended by deleting, where applicable, the phrase “Chief Executive Officer” and replacing it with “Board of Directors” to reflect that Mr. Godwin now reports directly to the Board of Directors (the "Board").

The Board's Compensation Committee is currently, with the assistance of its compensation consultant, reviewing the compensation of the Company’s named executive officers (“NEOs”). Following completion of this review, the Company anticipates that the Compensation Committee will approve changes to certain NEOs’ compensation to reflect the recent changes in the Company’s management structure and that the Board will authorize entry into new employment agreements with Messrs. Godwin and Simon.
On August 9, 2017, Scott C. Pitrone’s employment with the Company was terminated. As a result of this employment termination and upon execution of a general waiver and release of claims, Mr. Pitrone shall be entitled to receive certain compensatory payments pursuant to Section 3.3 of the employment agreement between the Company and Mr. Pitrone, dated September 11, 2014, and filed as Exhibit 10.3 to the Registrant’s Current Report on Form 8-K on September 17, 2014.
Item 9.01 Financial Statements and Exhibits
 (d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 1 to the Employment Agreement for Mr. Gober
10.2	Amendment No. 1 to the Employment Agreement for Mr. Godwin
10.3	Amendment No. 1 to the Employment Agreement for Mr. Simon

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
INFINITY PROPERTY AND CASUALTY
            CORPORATION

BY:    /s/ Samuel J. Simon
Samuel J. Simon
President and General Counsel

August 14, 2017